UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K/A-2
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 26, 2011 (April 30, 2011)

ALR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-30414
(Commission File No.)

3350 Riverwood Pkwy
Suite 1900
Atlanta, Georgia 30339
(Address of principal executive offices and Zip Code)

(678) 881-0002
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 30, 2011, we entered into a Representative Agreement with Mantra Healthcare Solutions Inc. to market and sell our Health-e-Connection System.  The agreement is effective June 1, 2011.  The compensation provisions of the Agreement are confidential.

ITEM 9.01                      EXHIBITS AND FINANCIAL STATEMENTS.

Exhibit	Document Description

10.1	Representation Agreement with Mantra Healthcare Solutions, Inc. (The material has been omitted pursuant to a request for confidential treatment and the material has been filed separately.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 26th day of June, 2011.

ALR TECHNOLOGIES INC.

BY:	LAWRENCE WEINSTEIN
Lawrence Weinstein
President, Chief Operating Officer and a member of the Board of Directors